EXHIBIT 99.1
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[PARAGON TECHNOLOGIES, INC. LOGO]                                           NEWS
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FOR:          IMMEDIATE RELEASE

CONTACTS:     Len Yurkovic, Acting CEO
              610-252-3205
              610-252-3102 (Fax)
              www.ptgamex.com
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       PARAGON TECHNOLOGIES ANNOUNCES INTENTION TO VOLUNTARILY DELIST AND
                                DEREGISTER STOCK

                                    - - - - -

EASTON, PA -- April 1, 2009 -- Paragon Technologies, Inc. (NYSE Amex: PTG), a leading supplier of "smart" material handling systems and "software-driven" warehouse and distribution center solutions, today announced that it has notified the NYSE Amex of its intent to voluntarily delist its common stock from the NYSE Amex and deregister its common stock under the Securities Exchange Act of 1934, as amended.

The Company currently anticipates that, on or about April 30, 2009, but no earlier than April 30, 2009, the Company will file with the Securities and Exchange Commission (the "SEC") and the NYSE Amex a Form 25 relating to the delisting and deregistration of its common stock. The Company expects that trading in the Company's common stock will be suspended on the date the Form 25 is filed, with the official delisting of the Company's common stock becoming effective ten days thereafter. Accordingly, the Company anticipates that trading of its common stock on the NYSE Amex will be suspended on or about April 30, 2009 and that its common stock will be delisted from the NYSE Amex on or about May 11, 2009, and on or about that date the Company will file with the SEC a Form 15, Notice of Termination and Suspension of Duty to File, to terminate its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). When the Form 15 has been filed, the Company's obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects that the deregistration of its common stock will become effective 90 days after the date the Form 15 is filed with the SEC. The Company is eligible to deregister its common stock because it has fewer than 300 stockholders of record.

Following the delisting and deregistration of the Company's common stock, it is expected that trading of the Company's common stock by continuing stockholders may be effected through privately negotiated transactions or, if the Company qualifies, in the Pink Sheets (a centralized quotation service that collects and publishes market maker quotes for securities). The Company intends to try to comply with rules permitting its common stock to be quoted in the Pink Sheets. These rules require at least one market maker to quote the Company's common stock after the market maker complies with certain filing and disclosure rules or by complying with the unsolicited customer order rule. However, there is no assurance that either the Company or a market maker will comply with those rules. More information about the Pink Sheets can be obtained from its website at http://www.pinksheets.com.




                                     [MORE]

We Build Productivity                                          [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9201
                        o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com
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[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 2
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The Company's Board of Directors authorized the delisting and deregistration of the Company's common stock after concluding that the consequences of remaining an SEC-reporting company, including the significant costs associated with regulatory compliance, outweighed the current benefits of public company status to the Company and its stockholders. Among the factors considered were (i) the costs, both direct and indirect, incurred by the Company each year in connection with the preparation and filing of periodic reports and forms with the SEC; (ii) expected annual savings of approximately $275,000 in audit and legal fees, Sarbanes-Oxley Section 404 documentation and testing, Board of Directors fees, and public company reporting and filing fees; (iii) the ongoing costs and requirements for independent directors to serve on the Board of Directors and various committees; (iv) the benefit of an increase in EBITDA and earnings per share as a result of cost savings associated with a reduction in regulatory filings and Sarbanes-Oxley compliance related matters; (v) the benefit of allowing senior management to spend less time with SEC report and form preparation that will enable them to devote their full attention and effort to the Company's operations and long-term financial performance; (vi) the reduction in the amount of public information available to competitors; (vii) the market value that the public markets are applying to the Company; and (viii) the lack of institutional investor interest and analyst coverage and the very thinly traded nature of the Company's common stock.

Len Yurkovic, Acting CEO of Paragon Technologies, commented, "Paragon's efforts to deregister have been driven by our goal to reduce current expenses and to avoid future expenses related to additional auditing and reporting requirements associated with being a public company, including those created by the Sarbanes-Oxley Act."

Paragon's SI Systems' branded technologies drive productivity at Fortune 1000 companies and the United States Government.

About Paragon Technologies
Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' branded technologies and material handling solutions address unit assembly in manufacturing operations and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems' leading clients have included the United States Postal Service, BMG, Peterbilt, Honda, and Maybelline.

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Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements": (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. The forward-looking statements contained in this press release may become outdated over time. Paragon does not assume any responsibility for updating any forward-looking statements. Furthermore, achievement of the objectives of the Company is subject to certain risks, including, but not limited to, those risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2008.

     This press release and prior releases are available at www.ptgamex.com.
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